Financial Instruments-risk management (Tables)	12 Months Ended
Dec. 31, 2022
Financial Instruments-risk management
Schedule of Gearing Ratios

The gearing ratios as of December 31, 2022 and 2021 were as follows:

Amounts in US$‘000	2022	2021
Net Debt	368,799	573,488
Total Equity	115,585	(61,945)
Total Capital	484,384	511,543
Gearing Ratio	76%	112%